UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01228
Van Kampen Growth and Income Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 11/30
Date of reporting period: 11/30/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

November 30, 2009

MUTUAL FUNDS Van Kampen Growth and Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Growth and Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of November 30, 2009.

This material must be preceded or accompanied by a Class A, B, C, I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 11/30/09 (Unaudited)

This chart compares your fund’s performance to that of the Russell 1000® Value Index, from 11/30/99 through 11/30/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		R Shares	I Shares
	since 8/01/46		since 8/02/93		since 8/02/93		since 10/01/02	since 10/19/04
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	9.35%	9.25%	8.85%	8.85%	8.45%	8.45%	7.11%	4.12%

10-year	4.47	3.86	3.99	3.99	3.71	3.71	—	—

5-year	2.62	1.41	2.44	2.20	1.87	1.87	2.37	2.89

1-year	26.24	18.95	26.32	21.32	25.36	24.36	26.00	26.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares, up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion to Class A shares after eight years. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund’s daily net assets. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended November 30, 2009

Market Conditions

In the early months of the fiscal year, the stock market continued to fall amid the intensifying financial crisis and weakening economy. However, beginning in March, improvements on a number of fronts drove a sizeable rally.

•	The financial system appeared to regain its footing, aided by continued widespread deleveraging and initial large capital raises by some financial institutions.

•	Furthermore, low interest rates, liquidity injections, and other policy measures enacted by the Federal Reserve and Treasury helped stabilize the credit markets.

•	Importantly, earnings reports were generally better than expected for the first quarter of 2009, as expectations for corporate earnings had been sufficiently reduced.

Although the market’s advance paused briefly in July and again in October, investors continued to gain confidence in an economic recovery.

•	The rate of decline in some economic indicators continued to slow, bolstering hopes that the worst had past. However, while conditions were becoming “less bad,” the economy and market still faced many headwinds, most notably unemployment rates continuing to hover near 10 percent and the weak real estate market.

•	Corporate earnings continued to reflect improvement relative to expectations. The improvements, however, were generally attributable to aggressive cost cutting rather than growth in real demand.

•	An uptick in merger and acquisition activity and initial public offerings contributed further to positive investor sentiment.

•	Weakness in the U.S. dollar also supported the market’s rise as cheaper-priced goods in the U.S. bolstered exports.

In this environment, the Russell 1000® Value Index, the Fund’s benchmark, was up 19.24 percent for the 12-month period.

Performance Analysis

All share classes of Van Kampen Growth and Income Fund outperformed the Russell 1000® Value Index (the “Index”) for the 12 months ended November 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended November 30, 2009

					Russell 1000®
Class A	Class B	Class C	Class R	Class I	Value Index

26.24%	26.32%	25.36%	26.00%	26.60%	19.24%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Relative outperformance during the 12-month period was driven by the following factors:

•	The Fund’s overall positioning, which was initially more defensively oriented, shifted to a more cyclical orientation and this benefited performance. The initial defensive strategy, tilted toward consumer staples and health care stocks, deemphasized the more economically sensitive (or cyclical) energy, financials, industrials and technology sectors. As the period progressed, the Fund took on an increasingly pro-cyclical stance as that was where we found relative value. We reduced exposure to health care and consumer staples, as they had become less attractive, and redeployed those funds into selected energy, technology, industrials and consumer discretionary stocks. This shift contributed positively to performance as defensive sectors performed well early in the period, and cyclical sectors led later in the period as equity markets recovered.

•	In particular, the energy sector was additive to relative performance, especially exploration and production (E&P) companies. E&P companies benefited from rising energy prices and the improving economic environment, whereas integrated oil companies (which we deemphasized in the portfolio) lagged the broad sector. Although we increased the Fund’s exposure to the energy sector overall, the sector remained a relative underweight.

•	Health care also contributed to outperformance during the period. The portfolio has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined. Most of the exposure in health care had been in the pharmaceutical industry and the portfolio benefited from holding two companies that were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the preceding fiscal year and the merger and acquisition tailwind in pharmaceuticals in this fiscal year, we reduced the portfolio’s exposure in the sector and used the proceeds to invest in other areas we believed had better risk/reward opportunities.

•	In the technology sector, exposure to both software and services, and semiconductors, added to relative gains. In software and services, we bought an undervalued Internet company undergoing a management change. The company’s stock price appreciated as the new management drove revenue growth and sold a non-core asset.

•	Although we decreased the portfolio’s consumer staples exposure during the period, the sector contributed to relative performance. One of the Fund’s top holdings was a confectionary company that performed strongly following an announcement that a competitor had made an offer to acquire them. Toward the end of the period, we began adding attractive consumer staples companies that met our value-with-a-catalyst criteria.

•	The consumer discretionary sector was another area of relative strength during the period. The Fund has maintained a relatively large sized weight in media stocks for some time based on our belief that the free cash flow they generated was undervalued. The media stocks had strong relative performance as the markets appeared to recognize that these stocks had long-term value and the outlook for ad spending brightened. The Fund’s retail holdings also performed well during the period, bolstered by increasing confidence in the economic recovery.

Slightly offsetting the positive results was the negative impact of the financials sector.

•	On a relative basis, the financials sector was the only sector that underperformed during the review period.

•	The portfolio has maintained a significant underweight in financials versus the Index for some time. This underweight benefited the portfolio significantly in 2007 and 2008. However, over the past 12 months, and specifically March through May, financial stocks rebounded from their earlier dramatic decline. The Fund has exposure to financials but its exposure has been focused on financial companies we believe possess conservative balance sheets and have appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector did. In particular, the portfolio is underexposed to the banks and diversified financials that rebounded most strongly during the period. The Fund’s underexposure was based on our concerns regarding quality of balances sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence. In addition, the portfolio held an insurance brokerage company we believe offers very attractive risk/return characteristics, but underperformed during the period.

Market Outlook

Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery—or at least stabilization—began to emerge. Although cautiously optimistic, we are guarded as post the rally, valuations are relatively less compelling and other challenges continue. We continue to be concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, the market will become more of a stock pickers’ market. In other words, whereas in the rally off the March bottom one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

We seek to find out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving), may take the form of growth or consolidation within an industry/sector, or could be a management change—or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) will be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward protecting our investors’ downside, while offering our investors the potential opportunity to outperform the market.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 11/30/09 (Unaudited)

JPMorgan Chase & Co.	5.3%
Marsh & McLennan Cos., Inc.	3.1
Viacom, Inc., Class B	2.6
General Electric Co.	2.5
Occidental Petroleum Corp.	2.4
eBay, Inc.	2.3
Anadarko Petroleum Corp.	2.1
PNC Financial Services Group, Inc.	2.1
American Electric Power Co., Inc.	2.1
Royal Dutch Shell PLC, Class A—ADR	2.0

Summary of Investments by Industry Classification as of 11/30/09 (Unaudited)

Integrated Oil & Gas	8.8%
Other Diversified Financial Services	7.8
Pharmaceuticals	6.5
Industrial Conglomerates	5.3
Movies & Entertainment	4.5
Electric Utilities	4.3
Regional Banks	3.6
Oil & Gas Exploration & Production	3.2
Insurance Brokers	3.1
Property & Casualty Insurance	3.0
Internet Software & Services	3.0
Diversified Chemicals	2.8
Packaged Foods & Meats	2.6
Industrial Machinery	2.2
Computer Hardware	2.2
Health Care Equipment	2.1
Oil & Gas Equipment & Services	2.1
Home Improvement Retail	1.7
Communications Equipment	1.6
Investment Banking & Brokerage	1.5
Broadcasting & Cable TV	1.3
Consumer Electronics	1.3
Wireless Telecommunication Services	1.3
Electronic Equipment Manufacturers	1.2
Personal Products	1.2
Diversified Banks	1.1
Drug Retail	1.1
Hypermarkets & Super Centers	1.1
Semiconductors	1.1
Integrated Telecommunication Services	1.1
Human Resource & Employment Services	1.0
Aerospace & Defense	1.0
Food Distributors	1.0
Broadcasting—Diversified	1.0
Soft Drinks	0.9
Diversified Metals & Mining	0.8
Gold	0.8
Apparel Retail	0.8
Semiconductor Equipment	0.8
Managed Health Care	0.7
(continued on next page)

Summary of Investments by Industry Classification as of 11/30/09 (Unaudited)
(continued from previous page)

Health Care Distributors	0.6
Motorcycle Manufacturers	0.6
Office Services & Supplies	0.5
Air Freight & Logistics	0.5
Asset Management & Custody Banks	0.5
Diversified Commercial & Professional Services	0.5
Restaurants	0.4
Reinsurance	0.3
Systems Software	0.3
Department Stores	0.2

Total Long-Term Investments	96.9
Repurchase Agreements	3.1
Other Assets in Excess of Liabilities	0.0	*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/1/09 - 11/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	6/1/09	11/30/09	6/1/09-11/30/09

Class A
Actual	$1,000.00	$1,236.61	$4.82
Hypothetical	1,000.00	1,020.76	4.36
(5% annual return before expenses)
Class B
Actual	1,000.00	1,237.05	4.88
Hypothetical	1,000.00	1,020.71	4.41
(5% annual return before expenses)
Class C
Actual	1,000.00	1,232.14	9.01
Hypothetical	1,000.00	1,017.00	8.14
(5% annual return before expenses)
Class R
Actual	1,000.00	1,235.80	6.22
Hypothetical	1,000.00	1,019.50	5.62
(5% annual return before expenses)
Class I
Actual	1,000.00	1,238.69	3.37
Hypothetical	1,000.00	1,022.06	3.04
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86%, 0.87% and 1.61%, 1.11% and 0.60% for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2009

	Number of
Description	Shares	Value

Common Stocks 96.9%
Aerospace & Defense 1.0%
General Dynamics Corp.	488,100	$32,165,790
Raytheon Co.	635,000	32,721,550

		64,887,340

Air Freight & Logistics 0.5%
FedEx Corp.	390,100	32,943,945

Apparel Retail 0.8%
Gap, Inc.	2,334,500	50,004,990

Asset Management & Custody Banks 0.5%
State Street Corp.	796,900	32,911,970

Broadcasting & Cable TV 1.3%
Comcast Corp., Class A	5,577,568	81,822,923

Broadcasting—Diversified 1.0%
Time Warner Cable, Inc.	1,474,186	61,753,651

Communications Equipment 1.6%
Cisco Systems, Inc. (a)	4,215,100	98,633,340

Computer Hardware 2.2%
Dell, Inc. (a)	887,600	12,532,912
Hewlett-Packard Co.	2,593,700	127,246,922

		139,779,834

Consumer Electronics 1.3%
Sony Corp.—ADR (Japan)	2,975,500	79,416,095

Department Stores 0.2%
Macy’s, Inc.	922,700	15,049,237

Diversified Banks 1.1%
U.S. Bancorp	1,290,400	31,137,352
Wells Fargo & Co.	1,447,000	40,573,880

		71,711,232

Diversified Chemicals 2.8%
Bayer AG—ADR (Germany)	1,355,800	103,913,393
Dow Chemical Co.	2,664,500	74,019,810

		177,933,203

Diversified Commercial & Professional Services 0.5%
Cintas Corp.	1,117,000	31,376,530

Diversified Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc.	624,000	51,667,200

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2009  continued

	Number of
Description	Shares	Value

Drug Retail 1.1%
Walgreen Co.	1,831,300	$71,219,257

Electric Utilities 4.3%
American Electric Power Co., Inc.	4,046,755	130,265,043
Edison International, Inc.	854,400	29,092,320
Entergy Corp.	673,381	52,961,416
FirstEnergy Corp.	1,445,800	62,285,064

		274,603,843

Electronic Equipment Manufacturers 1.2%
Agilent Technologies, Inc. (a)	2,593,900	75,015,588

Food Distributors 1.0%
Sysco Corp.	2,318,500	62,692,240

Gold 0.8%
Newmont Mining Corp.	946,400	50,764,896

Health Care Distributors 0.6%
Cardinal Health, Inc.	1,267,200	40,841,856

Health Care Equipment 2.1%
Boston Scientific Corp. (a)	5,050,400	42,271,848
Covidien PLC (Ireland)	1,964,775	91,990,765

		134,262,613

Home Improvement Retail 1.7%
Home Depot, Inc.	3,949,400	108,055,584

Human Resource & Employment Services 1.0%
Manpower, Inc.	783,010	38,571,073
Robert Half International, Inc.	1,212,700	27,079,591

		65,650,664

Hypermarkets & Super Centers 1.1%
Wal-Mart Stores, Inc.	1,304,300	71,149,565

Industrial Conglomerates 5.3%
General Electric Co.	10,005,600	160,289,712
Siemens AG—ADR (Germany)	826,700	81,529,154
Tyco International Ltd. (Switzerland)	2,693,075	96,600,600

		338,419,466

Industrial Machinery 2.2%
Dover Corp.	2,100,800	85,880,704
Ingersoll-Rand PLC (Ireland)	1,528,510	54,063,399

		139,944,103

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2009  continued

	Number of
Description	Shares	Value

Insurance Brokers 3.1%
Marsh & McLennan Cos., Inc.	8,727,900	$196,814,145

13.1
See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2009  continued

	Number of
Description	Shares	Value

Integrated Oil & Gas 8.8%
BP PLC—ADR (United Kingdom)	1,215,200	$69,485,136
ConocoPhillips	1,072,980	55,548,175
Exxon Mobil Corp.	1,322,500	99,280,075
Hess Corp.	816,800	47,341,728
Occidental Petroleum Corp.	1,898,100	153,347,499
Royal Dutch Shell PLC, Class A—ADR (United Kingdom)	2,162,300	129,219,048

		554,221,661

Integrated Telecommunication Services 1.1%
Verizon Communications, Inc.	2,124,614	66,840,356

Internet Software & Services 3.0%
eBay, Inc. (a)	6,002,400	146,878,728
Yahoo!, Inc. (a)	2,887,900	43,231,863

		190,110,591

Investment Banking & Brokerage 1.5%
Charles Schwab Corp.	5,170,500	94,775,265

Managed Health Care 0.7%
UnitedHealth Group, Inc.	1,610,000	46,158,700

Motorcycle Manufacturers 0.6%
Harley-Davidson, Inc.	1,379,400	40,195,716

Movies & Entertainment 4.5%
Time Warner, Inc.	3,901,600	119,857,152
Viacom, Inc., Class B (a)	5,622,800	166,659,792

		286,516,944

Office Services & Supplies 0.5%
Avery Dennison Corp.	887,000	33,315,720

Oil & Gas Equipment & Services 2.1%
Schlumberger Ltd. (Netherlands Antilles)	1,331,340	85,059,313
Smith International, Inc.	1,775,800	48,266,244

		133,325,557

Oil & Gas Exploration & Production 3.2%
Anadarko Petroleum Corp.	2,245,400	133,668,662
Devon Energy Corp.	990,400	66,703,440

		200,372,102

Other Diversified Financial Services 7.8%
Bank of America Corp.	6,894,500	109,277,825
Citigroup, Inc.	12,826,100	52,715,271
JPMorgan Chase & Co.	7,850,282	333,558,482

		495,551,578

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2009  continued

	Number of
Description	Shares	Value

Packaged Foods & Meats 2.6%
Kraft Foods, Inc., Class A	4,248,800	$112,933,104
Unilever NV (Netherlands)	1,607,600	49,530,156

		162,463,260

Personal Products 1.2%
Estee Lauder Cos., Inc., Class A	1,586,300	74,286,429

Pharmaceuticals 6.5%
Abbott Laboratories	997,000	54,326,530
Bristol-Myers Squibb Co.	4,657,200	117,873,732
Merck & Co., Inc.	2,198,071	79,592,151
Pfizer, Inc.	4,612,000	83,800,040
Roche Holdings, Inc.—ADR (Switzerland)	1,846,700	75,532,246

		411,124,699

Property & Casualty Insurance 3.0%
Chubb Corp.	1,714,200	85,949,988
Travelers Cos., Inc.	1,989,186	104,213,454

		190,163,442

Regional Banks 3.6%
BB&T Corp.	1,622,100	40,390,290
Fifth Third Bancorp	3,307,900	33,343,632
First Horizon National Corp. (a)	1,332,971	18,061,757
PNC Financial Services Group, Inc.	2,329,600	132,810,496

		224,606,175

Reinsurance 0.3%
Transatlantic Holdings, Inc.	400,000	21,616,000

Restaurants 0.4%
Starbucks Corp. (a)	1,032,300	22,607,370

Semiconductor Equipment 0.8%
Lam Research Corp. (a)	1,439,009	48,911,916

Semiconductors 1.1%
Intel Corp.	3,672,300	70,508,160

Soft Drinks 0.9%
Coca-Cola Co.	1,026,000	58,687,200

Systems Software 0.3%
Symantec Corp. (a)	916,245	16,263,349

Wireless Telecommunication Services 1.3%
Vodafone Group PLC—ADR (United Kingdom)	3,495,600	79,315,164

Total Long-Term Investments 96.9% (Cost $5,755,408,797)		6,141,262,664

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2009  continued

Description	Value

Repurchase Agreements 3.1%
Banc of America Securities ($72,851,196 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.15%, dated 11/30/09, to be sold on 12/01/09 at $72,851,499)	$72,851,196
JPMorgan Chase & Co. ($119,218,839 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.15%, dated 11/30/09, to be sold on 12/01/09 at $119,219,336)	119,218,839
State Street Bank & Trust Co. ($431,965 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 11/30/09, to be sold on 12/01/09 at $431,965)	431,965

Total Repurchase Agreements 3.1% (Cost $192,502,000)	192,502,000

Total Investments 100.0% (Cost $5,947,910,797)	6,333,764,664

Other Assets in Excess of Liabilities 0.0%	2,318,152

Net Assets 100.0%	$6,336,082,816

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Events	Inputs	Total

Investments in an Asset Position
Common Stocks
Aerospace & Defense	$64,887,340	$—	$—	$64,887,340
Air Freight & Logistics	32,943,945	—	—	32,943,945
Apparel Retail	50,004,990	—	—	50,004,990
Asset Management & Custody Banks	32,911,970	—	—	32,911,970

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Events	Inputs	Total

Broadcasting & Cable TV	$81,822,923	$—	$—	$81,822,923
Broadcasting—Diversified	61,753,651	—	—	61,753,651
Communications Equipment	98,633,340	—	—	98,633,340
Computer Hardware	139,779,834	—	—	139,779,834
Consumer Electronics	79,416,095	—	—	79,416,095
Department Stores	15,049,237	—	—	15,049,237
Diversified Banks	71,711,232	—	—	71,711,232
Diversified Chemicals	74,019,810	103,913,393	—	177,933,203
Diversified Commercial & Professional Services	31,376,530	—	—	31,376,530
Diversified Metals & Mining	51,667,200	—	—	51,667,200
Drug Retail	71,219,257	—	—	71,219,257
Electric Utilities	274,603,843	—	—	274,603,843
Electronic Equipment Manufacturers	75,015,588	—	—	75,015,588
Food Distributors	62,692,240	—	—	62,692,240
Gold	50,764,896	—	—	50,764,896
Health Care Distributors	40,841,856	—	—	40,841,856
Health Care Equipment	134,262,613	—	—	134,262,613
Home Improvement Retail	108,055,584	—	—	108,055,584
Human Resource & Employment Services	65,650,664	—	—	65,650,664
Hypermarkets & Super Centers	71,149,565	—	—	71,149,565
Industrial Conglomerates	338,419,466	—	—	338,419,466
Industrial Machinery	139,944,103	—	—	139,944,103
Insurance Brokers	196,814,145	—	—	196,814,145
Integrated Oil & Gas	554,221,661	—	—	554,221,661
Integrated Telecommunication Services	66,840,356	—	—	66,840,356
Internet Software & Services	190,110,591	—	—	190,110,591
Investment Banking & Brokerage	94,775,265	—	—	94,775,265
Managed Health Care	46,158,700	—	—	46,158,700
Motorcycle Manufacturers	40,195,716	—	—	40,195,716
Movies & Entertainment	286,516,944	—	—	286,516,944
Office Services & Supplies	33,315,720	—	—	33,315,720
Oil & Gas Equipment & Services	133,325,557	—	—	133,325,557
Oil & Gas Exploration & Production	200,372,102	—	—	200,372,102
Other Diversified Financial Services	495,551,578	—	—	495,551,578
Packaged Foods & Meats	162,463,260	—	—	162,463,260
Personal Products	74,286,429	—	—	74,286,429
Pharmaceuticals	335,592,453	75,532,246	—	411,124,699
Property & Casualty Insurance	190,163,442	—	—	190,163,442
Regional Banks	224,606,175	—	—	224,606,175
Reinsurance	21,616,000	—	—	21,616,000
Restaurants	22,607,370	—	—	22,607,370

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  November 30, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Events	Inputs	Total

Semiconductor Equipment	$48,911,916	$—	$—	$48,911,916
Semiconductors	70,508,160	—	—	70,508,160
Soft Drinks	58,687,200	—	—	58,687,200
Systems Software	16,263,349	—	—	16,263,349
Wireless Telecommunication Services	79,315,164	—	—	79,315,164
Repurchase Agreements	—	192,502,000	—	192,502,000

Total Investments in an Asset Position	$5,961,817,025	$371,947,639	$—	$6,333,764,664

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements

Statement of Assets and Liabilities
November 30, 2009

Assets:
Total Investments (Cost $5,947,910,797)	$6,333,764,664
Cash	844
Receivables:
Investments Sold	17,068,500
Dividends	14,714,467
Fund Shares Sold	7,692,171
Interest	800
Other	619,842

Total Assets	6,373,861,288

Liabilities:
Payables:
Investments Purchased	17,676,350
Fund Shares Repurchased	12,292,048
Investment Advisory Fee	1,845,766
Distributor and Affiliates	1,212,340
Trustees’ Deferred Compensation and Retirement Plans	684,626
Accrued Expenses	4,067,342

Total Liabilities	37,778,472

Net Assets	$6,336,082,816

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$6,913,575,167
Net Unrealized Appreciation	385,853,867
Accumulated Undistributed Net Investment Income	8,560,528
Accumulated Net Realized Loss	(971,906,746)

Net Assets	$6,336,082,816

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $4,496,159,122 and 261,529,149 shares of beneficial interest issued and outstanding)	$17.19
Maximum sales charge (5.75%* of offering price)	1.05

Maximum offering price to public	$18.24

Class B Shares:
Net asset value and offering price per share (Based on net assets of $320,577,378 and 18,796,977 shares of beneficial interest issued and outstanding)	$17.05

Class C Shares:
Net asset value and offering price per share (Based on net assets of $316,282,818 and 18,572,566 shares of beneficial interest issued and outstanding)	$17.03

Class R Shares:
Net asset value and offering price per share (Based on net assets of $107,371,394 and 6,244,435 shares of beneficial interest issued and outstanding)	$17.19

Class I Shares:
Net asset value and offering price per share (Based on net assets of $1,095,692,104 and 63,680,379 shares of beneficial interest issued and outstanding)	$17.21

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended November 30, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $2,934,120)	$136,511,729
Interest	279,478

Total Income	136,791,207

Expenses:
Investment Advisory Fee	19,805,045
Distribution (12b-1) and Service Fees
Class A	10,032,309
Class B	785,781
Class C	2,793,398
Class R	428,140
Transfer Agent Fees	12,408,710
Reports to Shareholders	1,256,211
Accounting and Administrative Expenses	758,416
Professional Fees	398,160
Custody	216,568
Trustees’ Fees and Related Expenses	135,133
Registration Fees	93,896
Other	169,806

Total Expenses	49,281,573

Net Investment Income	$87,509,634

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(374,057,070)
Futures	(19,090,379)
Foreign Currency Transactions	(7,376)

Net Realized Loss	(393,154,825)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,110,593,070)
End of the Period	385,853,867

Net Unrealized Appreciation During the Period	1,496,446,937

Net Realized and Unrealized Gain	$1,103,292,112

Net Increase in Net Assets From Operations	$1,190,801,746

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	November 30, 2009	November 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$87,509,634	$154,058,675
Net Realized Loss	(393,154,825)	(542,253,071)
Net Unrealized Appreciation/Depreciation During the Period	1,496,446,937	(3,069,256,509)

Change in Net Assets from Operations	1,190,801,746	(3,457,450,905)

Distributions from Net Investment Income:
Class A Shares	(70,464,829)	(125,600,223)
Class B Shares	(5,807,436)	(12,128,555)
Class C Shares	(3,052,534)	(5,762,549)
Class R Shares	(1,240,399)	(2,068,289)
Class I Shares	(16,453,885)	(24,032,254)

	(97,019,083)	(169,591,870)

Distributions from Net Realized Gain:
Class A Shares	-0-	(326,751,506)
Class B Shares	-0-	(32,723,684)
Class C Shares	-0-	(24,928,611)
Class R Shares	-0-	(5,894,328)
Class I Shares	-0-	(49,700,098)

	-0-	(439,998,227)

Total Distributions	(97,019,083)	(609,590,097)

Net Change in Net Assets from Investment Activities	1,093,782,663	(4,067,041,002)

From Capital Transactions:
Proceeds from Shares Sold	1,294,667,962	1,744,714,197
Net Asset Value of Shares Issued Through Dividend Reinvestment	88,094,309	560,884,166
Cost of Shares Repurchased	(2,145,677,561)	(2,720,842,252)

Net Change in Net Assets from Capital Transactions	(762,915,290)	(415,243,889)

Total Increase/Decrease in Net Assets	330,867,373	(4,482,284,891)
Net Assets:
Beginning of the Period	6,005,215,443	10,487,500,334

End of the Period (Including accumulated undistributed net investment income of $8,560,528 and $18,062,492, respectively)	$6,336,082,816	$6,005,215,443

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class A Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$13.87	$22.72	$22.62	$21.72	$19.55

Net Investment Income (a)	0.23	0.33	0.36	0.35	0.26
Net Realized and Unrealized Gain/Loss	3.34	(7.86)	1.21	2.43	2.38

Total from Investment Operations	3.57	(7.53)	1.57	2.78	2.64

Less:
Distributions from Net Investment Income	0.25	0.37	0.39	0.31	0.25
Distributions from Net Realized Gain	-0-	0.95	1.08	1.57	0.22

Total Distributions	0.25	1.32	1.47	1.88	0.47

Net Asset Value, End of the Period	$17.19	$13.87	$22.72	$22.62	$21.72

Total Return (b)	26.24%	–35.05%	7.26%	13.76%	13.74%
Net Assets at End of the Period (In millions)	$4,496.2	$4,416.1	$7,793.4	$7,711.9	$6,439.4
Ratio of Expenses to Average Net Assets	0.88%	0.79%	0.77%	0.79%	0.80%
Ratio of Net Investment Income to Average Net Assets	1.58%	1.78%	1.58%	1.66%	1.27%
Portfolio Turnover	51%	42%	26%	30%	43%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class B Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$13.76		$22.57		$22.47		$21.52		$19.37

Net Investment Income (a)	0.22		0.32		0.34		0.34		0.10
Net Realized and Unrealized Gain/Loss	3.32		(7.81)		1.20		2.41		2.37

Total from Investment Operations	3.54		(7.49)		1.54		2.75		2.47

Less:
Distributions from Net Investment Income	0.25		0.37		0.36		0.23		0.10
Distributions from Net Realized Gain	-0-		0.95		1.08		1.57		0.22

Total Distributions	0.25		1.32		1.44		1.80		0.32

Net Asset Value, End of the Period	$17.05		$13.76		$22.57		$22.47		$21.52

Total Return (b)	26.32%(c	)	–35.09%	(c)	7.18%	(c)	13.70%	(c)	12.93%
Net Assets at End of the Period (In millions)	$320.6		$365.3		$777.6		$869.9		$916.6
Ratio of Expenses to Average Net Assets	0.89%(c	)	0.84%	(c)	0.85%	(c)	0.84%	(c)	1.56%
Ratio of Net Investment Income to Average Net Assets	1.59%(c	)	1.72%	(c)	1.50%	(c)	1.60%	(c)	0.50%
Portfolio Turnover	51%		42%		26%		30%		43%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class C Shares	2009		2008		2007		2006	2005

Net Asset Value, Beginning of the Period	$13.74		$22.53		$22.43		$21.56	$19.41

Net Investment Income (a)	0.12		0.20		0.20		0.19	0.10
Net Realized and Unrealized Gain/Loss	3.32		(7.81)		1.21		2.41	2.37

Total from Investment Operations	3.44		(7.61)		1.41		2.60	2.47

Less:
Distributions from Net Investment Income	0.15		0.23		0.23		0.16	0.10
Distributions from Net Realized Gain	-0-		0.95		1.08		1.57	0.22

Total Distributions	0.15		1.18		1.31		1.73	0.32

Net Asset Value, End of the Period	$17.03		$13.74		$22.53		$22.43	$21.56

Total Return (b)	25.36%(c	)	–35.54%	(c)	6.53%	(c)	12.88%	12.90%
Net Assets at End of the Period (In millions)	$316.3		$301.3		$591.0		$620.6	$557.2
Ratio of Expenses to Average Net Assets	1.62%(c	)	1.51%	(c)	1.48%	(c)	1.54%	1.56%
Ratio of Net Investment Income to Average Net Assets	0.84%(c	)	1.06%	(c)	0.87%	(c)	0.91%	0.51%
Portfolio Turnover	51%		42%		26%		30%	43%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class R Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$13.87	$22.73	$22.62	$21.72	$19.55

Net Investment Income (a)	0.18	0.29	0.30	0.31	0.21
Net Realized and Unrealized Gain/Loss	3.35	(7.88)	1.22	2.42	2.38

Total from Investment Operations	3.53	(7.59)	1.52	2.73	2.59

Less:
Distributions from Net Investment Income	0.21	0.32	0.33	0.26	0.20
Distributions from Net Realized Gain	-0-	0.95	1.08	1.57	0.22

Total Distributions	0.21	1.27	1.41	1.83	0.42

Net Asset Value, End of the Period	$17.19	$13.87	$22.73	$22.62	$21.72

Total Return (b)	26.00%	–35.25%	7.03%	13.48%	13.46%
Net Assets at End of the Period (In millions)	$107.4	$78.5	$140.2	$128.5	$45.1
Ratio of Expenses to Average Net Assets	1.13%	1.04%	1.02%	1.04%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.53%	1.33%	1.46%	1.02%
Portfolio Turnover	51%	42%	26%	30%	43%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended November 30,
Class I Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$13.88	$22.74	$22.63	$21.73	$19.55

Net Investment Income (a)	0.26	0.38	0.41	0.41	0.28
Net Realized and Unrealized Gain/Loss	3.35	(7.87)	1.23	2.43	2.42

Total from Investment Operations	3.61	(7.49)	1.64	2.84	2.70

Less:
Distributions from Net Investment Income	0.28	0.42	0.45	0.37	0.30
Distributions from Net Realized Gain	-0-	0.95	1.08	1.57	0.22

Total Distributions	0.28	1.37	1.53	1.94	0.52

Net Asset Value, End of the Period	$17.21	$13.88	$22.74	$22.63	$21.73

Total Return (b)	26.60%	–34.90%	7.57%	13.98%	14.11%
Net Assets at End of the Period (In millions)	$1,095.7	$844.1	$1,185.3	$881.2	$781.6
Ratio of Expenses to Average Net Assets	0.63%	0.54%	0.52%	0.54%	0.57%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.04%	1.83%	1.92%	1.41%
Portfolio Turnover	51%	42%	26%	30%	43%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2009

1. Significant Accounting Policies
Van Kampen Growth and Income Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtain by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2009  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2009  continued

uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended November 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 2009, the Fund had an accumulated capital loss carry forward for tax purposes of $958,065,871, which will expire according to the following schedule:

Amount	Expiration

$210,768,209	November 30, 2016
747,297,662	November 30, 2017

At November 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$5,961,751,671

Gross tax unrealized appreciation	$908,814,226
Gross tax unrealized depreciation	(536,801,233)

Net tax unrealized appreciation on investments	$372,012,993

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended November 30, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$97,019,083	$254,363,995
Long-term capital gain	-0-	355,226,102

	$97,019,083	$609,590,097

Permanent differences, primarily due to a market timing settlement, resulted in the following reclassifications among the Fund’s components of net assets at November 30, 2009:

Accumulated Undistributed
Net Investment Income	Accumulated Net Realized Loss	Capital

$7,485	$58,774	$(66,259)

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2009  continued

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,271,299

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through January 22, 2010, the date the financial statement were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended November 30, 2009, the Fund recognized expenses of approximately $359,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended November 30, 2009, the Fund recognized expenses of approximately $393,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2009  continued

Services and CCO Employment agreement are reported as part of ”Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2009, the Fund recognized expenses of approximately $2,576,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $536,600 are included in “Other” assets on the Statement of Assets and Liabilities at November 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended November 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $252,320.
For the year ended November 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $638,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $397,300. Sales charges do not represent expenses of the Fund.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2009  continued

3. Capital Transactions
For the years ended November 30, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	November 30, 2009		November 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	57,927,682	$807,430,785	57,825,716	$1,072,657,142
Class B	2,148,011	29,667,060	2,086,418	38,343,527
Class C	2,037,857	28,300,443	2,193,348	39,846,518
Class R	2,343,353	33,092,151	1,987,366	37,408,947
Class I	27,202,880	396,177,523	30,477,708	556,458,063

Total Sales	91,659,783	$1,294,667,962	94,570,556	$1,744,714,197

Dividend Reinvestment:
Class A	4,949,122	$66,221,754	20,369,092	$426,114,201
Class B	411,733	5,438,004	1,992,302	41,462,405
Class C	192,064	2,487,495	1,203,882	25,238,374
Class R	82,308	1,099,777	342,385	7,176,954
Class I	956,393	12,847,279	2,927,711	60,892,232

Total Dividend Reinvestment	6,591,620	$88,094,309	26,835,372	$560,884,166

Repurchases:
Class A	(119,809,171)	$(1,551,828,446)	(102,710,778)	$(1,871,333,672)
Class B	(10,314,145)	(141,793,426)	(11,976,603)	(217,887,951)
Class C	(5,586,391)	(76,216,147)	(7,702,168)	(139,886,709)
Class R	(1,842,190)	(26,169,909)	(2,838,704)	(51,093,200)
Class I	(25,304,022)	(349,669,633)	(24,704,188)	(440,640,720)

Total Repurchases	(162,855,919)	$(2,145,677,561)	(149,932,441)	$(2,720,842,252)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,725,668,541 and $3,363,055,804, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Fund is subject to equity price risk in the normal course of pursing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2009  continued

contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended November 30, 2009, are as follows:

Contracts

Outstanding at November 30, 2008	1,430
Futures Opened	9,248
Futures Closed	(10,678)

Outstanding at November 30, 2009	-0-

The Fund adopted FASB ASC 815 Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective December 1, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended November 30, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures

Equity Contracts	$(19,090,379)

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures

Equity Contracts	$(125,120)

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  November 30, 2009  continued

1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amount may be recovered from subsequent payments under the distribution plan or CDSC.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investment Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

Van Kampen Growth and Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Growth and Income Fund (the Fund), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Growth and Income Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
January 22, 2010

Van Kampen Growth and Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2009. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum rate of 15%. The Fund intends to designate up to a maximum of $97,019,083 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Growth and Income Fund
Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.
Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.
R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.
Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex.
Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	86	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Growth and Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Growth and Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

21, 121, 221, 621, 321
GIANN 1/10
IU09-05674P-Y11/09

Item 2. Code of Ethics.
(a)	The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$35,800		N/A
Non-Audit Fees
Audit-Related Fees	$0		$109,924	(2)
Tax Fees	$2,800	(3)	$0
All Other Fees	$0		$224,100	(5)
Total Non-Audit Fees	$2,800		$334,024
Total	$38,600		$334,024
2008

	Registrant		Covered Entities(1)
Audit Fees	$35,800		N/A
Non-Audit Fees
Audit-Related Fees	$0		$742,276	(2)
Tax Fees	$2,800	(3)	$99,522	(4)
All Other Fees	$0		$205,436	(5)
Total Non-Audit Fees	$2,800		$1,047,234
Total	$38,600		$1,047,234

N/A	- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and an advisory consulting project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
          The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
          The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
          For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
          The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
          The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
          The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

          The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
          As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
          The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
          In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
          The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
          Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
          The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
          The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
          Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
          The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
          The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
          A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
          Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
          All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
          The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
          The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
          Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2)	Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)	Not applicable.

(g)	See table above.

(h)	The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a)	The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b)	Not applicable.
Item 6. Schedule of Investments.
(a)	Please refer to Item #1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Growth and Income Fund
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: January 21, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: January 21, 2010
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: January 21, 2010